Deferred revenue	12 Months Ended
Dec. 31, 2022
Disclosure Of Deferred Revenue [Abstract]
Deferred revenue [Text Block]

19. Deferred revenue

777 Stream Agreement

For the year ended December 31, 2022, the drawdown rates for the 777 stream agreement for gold and silver were C$1,584 and C$31.28 per ounce, respectively (year ended December 31, 2021 - C$1,578 and C$30.38 per ounce, respectively). As of September 30, 2022 all of 777's precious metals reserves and inventory levels have been depleted and we expect no further drawdown of deferred revenue.

As part of the streaming agreement for the 777 mine, Hudbay must repay, with precious metals credits, the stream deposit by August 1, 2052, the expiry date of the agreement. If the stream deposit is not fully repaid with precious metals credits from 777 production by the expiry date, a payment for the remaining amount will be due at the expiry date of the agreement. As the 777 mine has concluded all mining activities following the depletion of reserves and finalized the sales of produced concentrate, Hudbay concluded that a portion of the stream deposit will not be repaid by means of precious metals credits from 777 production. The repayment amount is recorded as a refund liability (note 15), which is and will be discounted at the 9.0% rate inherent in the original 777 stream agreement and accreted over the remaining term of the agreement.

Peru Stream Agreement

During the second quarter of 2021, an amendment to the Peru gold stream was signed with Wheaton. The amendment eliminates the requirement to deliver 8,020 ounces of gold to Wheaton for not mining four million tonnes of ore from the Pampacancha deposit by June 30, 2021. In consideration for the elimination of this delivery obligation, Hudbay has agreed to increase the fixed gold recoveries that apply to Constancia ore production from 55% to 70% until December 31, 2025, which matches the fixed recovery rate that applies to Pampacancha production. In addition, Wheaton agreed that if Hudbay mined and processed four million tonnes of ore from the Pampacancha deposit by December 31, 2021, it would make an additional deposit payment of $4,000. As such, Hudbay revised its estimate of the remaining number of gold ounces expected to be delivered under the Peru streaming arrangement. Based on the nature of the amendment to the streaming agreement, it was determined that this contract modification should be treated as a termination of the existing contract and creation of a new contract. The accounting for such a modification is fully prospective.

As a result of the contract modification, the transaction price has been redetermined and the discount rate used to compute the significant financing component has been reassessed as of May 1, 2021. Under IFRS 15, the significant financing component is recognized as a financing charge at each reporting period and grosses up the deferred revenue balance to recognize the significant financing element that is inherent in the contract. Discount rates are significantly lower than compared to when the original contract was initiated which has resulted in lower amortized revenues and lower interest accretion expense from the date of modification.

As at December 31, 2021 Hudbay had mined and processed four million tonnes of ore from the Pampacancha deposit and, as such, Hudbay received an additional deposit payment of $4,000 in the fourth quarter of 2021.

For the year ended December 31, 2022, the drawdown rates for the Peru stream agreement for gold and silver were $734 and $14.95 per ounce, respectively (year ended December 31, 2021 - $791 and $17.47 per ounce, respectively).

The following table summarizes changes in deferred revenue:

Balance, January 1, 2021	$546,684
Amortization of deferred revenue
Liability drawdown	(71,519)
Variable consideration adjustments - prior periods	(1,617)
Accretion on streaming arrangements
Current year additions	42,060
Variable consideration adjustments - prior periods	594
Reclass of refund liability (note 15)	(5,424)
Stream deposit	4,000
Effects of changes in foreign exchange	548
Balance, December 31, 2021	$515,326
Amortization of deferred revenue (note 6a)
Liability drawdown	(72,229)
Variable consideration adjustments - prior periods	(959)
Accretion on streaming arrangements (note 6g)
Current year-to-date additions	28,718
Variable consideration adjustments - prior periods	(940)
Effects of changes in foreign exchange	(378)
Balance, December 31, 2022	$469,538

Consideration from the Company's stream agreement is considered variable. Gold and silver stream revenue can be subject to cumulative adjustments when the number of ounces to be delivered under the contract changes. As a result of changes in the Company's mineral reserve and resource estimate in the first quarter of 2022 the amortization rate by which deferred revenue is drawn down into income was adjusted and, as required, a current period catch up adjustment was made for all prior period stream revenues since the stream agreement inception date. A variable consideration adjustment was also recorded on September 30, 2022 in Manitoba following a revised forecast for 777 in the third quarter of 2022, which indicated that substantially all of 777's precious metals reserves and inventory levels have been depleted. These variable consideration adjustments resulted in an increase in revenue of $959 and a decrease of finance expense of $940 for the year ended December 31, 2022 (December 31, 2021 - increase in revenue of $1,617 and an increase of finance expense of $594).

Deferred revenue is reflected in the consolidated balance sheets as follows:

	Dec. 31, 2022	Dec. 31, 2021
Current	$64,658	$88,963
Non-current	404,880	426,363
	$469,538	$515,326